TOCQUEVILLE ALEXIS FUND
                       SUPPLEMENT DATED JUNE 7, 2004 TO
                      PROSPECTUS DATED FEBRUARY 28, 2004

         The table of fund expenses on page 6 of the Prospectus is hereby deleted and replaced in its entirety as follows:

Annual Fund Operating Expenses

Shareholder fees

Redemption fee(1)                                       2.00%

Investment advisory fees                                0.60%

Distribution (12b-1) fees and expenses(2)               0.25%

Other expenses                                          0.60%

Total fund operating expenses                           1.45%

Less Fee Waivers                                       (0.10)%

Net Operating Expenses(2)                               1.35%

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(1)    A redemption fee is imposed on redemption of shares held 120 days or less. Please see "Early Redemption" on page 13 for more information concerning the redemption fee.

(2) The Distributor has contractually agreed to waive its fees to the extent necessary to cap the Fund's total fund operating expenses to 1.294% of its average daily net assets. However, this contractual fee waiver agreement provides that should the Fund's average daily net assets be less than $60 million for any 30 day period, the 1.294% cap would increase proportionately in percent to the percentage of such shortfall.

The paragraph under "Early Redemption" on page 13 of the prospectus is deleted and replaced in its entirety as follows:

Early Redemption.

 The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the securities held by the Fund. The Fund is not designed for short-term traders whose frequent purchases and redemptions can substantially affect cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time from the perspective of long-term investors. Additionally, short-term trading drives up the Fund's transaction costs which are borne by the remaining long-term investors. For those reasons the Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. The Fund may in its sole discretion waive the redemption fee if it determines that doing so will not be harmful to the Fund. The fee is not a deferred sales charge, is not a commission paid to Tocqueville or Lepercq, de Neufilze/Tocqueville Securities, L.P. and does not benefit either in any way. All fees collected accrue to the Fund itself. The Fund reserves the right to modify the terms of or terminate this fee at any time.